                                             UAM Funds
                                             Funds for the Informed Investor(sm)

PIC Twenty Portfolio
Semi-Annual Report                                             October 31, 2000



                                                                [LOGO OF UAM(R)]
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                            OCTOBER 31, 2000
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                                TABLE OF CONTENTS
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Shareholders' Letter  . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Portfolio of Investments  . . . . . . . . . . . . . . . . . . . . . . . .     4

Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . .     6

Statement of Operations .  . . . . . . . . . . . . . . . . . . . . . .  .     7

Statement of Changes in Net Assets  . . . . . . . . . . . . . . . . . . .     8

Financial Highlights . . . . . . . .  . . . . . . . . . . . . . . . . . .     9

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . .    10
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UAM FUNDS                                   PIC TWENTY PORTFOLIO
                                            OCTOBER 31, 2000  (Unaudited)
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October 31, 2000

Dear Shareholders:

As has been the case recently, extreme volatility was the primary characteristic of stock market movement during the 6 months ended October 31, 2000. While the first three months of the period saw high teens performance gains, late September and October saw just the reverse as we believe investors became cautious in the wake of numerous bellwether stocks pre-announcing weaker than expected revenue and/or earnings growth. As reported, performance for the Fund ended October 31, 2000 at -8.64% versus the S&P 500 Index at -1.03% are clearly disappointing.

Near the end of the fiscal 2nd quarter we noted that almost 50% of the trading days had been marked with percentage moves in the S&P 500 Index of greater than 1%. Putting this into historical perspective, since 1945 the median percentage of the number of days during a year in which the S&P 500 Index moves more than 1% in a day is only 16% of the time. Additionally, the NASDAQ Index at the time had seen 73% of trading days exceeding moves of greater than 1%, and 27% of the days had seen moves of greater than 3%. Going back to 1971, when the NASDAQ Index composite was established, only 0.4% of the trading days have seen moves of more than 3%. This persistent high volatility has affected all types of investment strategies, from small cap to large cap, and from growth to value strategies. Similar volatility was quite evident throughout the last 6 months.

The Fund performed well in June, July and August as investors reassessed growth opportunities from the late 1st quarter profit taking built from the year prior. But faltered in September as several profit warnings from bellwether growth stocks and a much stronger than estimated 5.2% for second quarter GDP growth rekindled inflation and interest rate fears. During that September week, the NASDAQ Index declined 10% and the S&P 500 Index was down over 4%. Again, in response to unexpected news, stock market volatility increased. However, in early August much of that angst disappeared when economic statistics were reported that indicated a further tightening by the Federal Reserve was both unnecessary and more importantly unlikely. Additionally, important technology and non-technology companies reported solid earnings progress. The actual action of the Fed, which left rates unchanged at its August 22nd meeting, propelled a solid advance on the part of most U.S. stocks, with growth stocks small, mid, and large as primary beneficiaries.

We continue to believe that we are at the beginning of the current information revolution, and that this current cycle of innovation will continue for some time to come. As with any dramatic technology change, it is normal to experience periods


                                       1
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UAM FUNDS                                                  PIC TWENTY PORTFOLIO
                                                           OCTOBER 31, 2000
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of over- and under-valuation. Currently, investors are questioning the valuations of many of these leading technology companies. This current lack of confidence stems primarily from consensus thinking that has the economy slowing down dramatically with a concomitant view that many technology companies will not be able to weather the storm without serious revenue and earnings disappointments.

While we agree that economic activity is slowing somewhat, we don't see it "falling off the cliff." We think investors need to put into perspective that the GDP and earnings growth rates of the last 18 months have been super-charged and unsustainable. We see a real GDP growth rate in the area of +3.0-3.5% for 2001 over 2000. If we are close to the mark, such a rate of change should be sufficient for selected growth companies to continue to deliver high and sustainable double-digit revenue and earnings growth. We believe current consensus thinking is too negative and will change in the coming weeks and months. Additionally, we see several catalysts that should improve investor psychology. First, tax loss selling by mutual funds peaked in October, typically the last month of most mutual funds' fiscal year. Second, once the general election is past, political uncertainties should abate. The recent firming of the Euro and stabilizing of oil prices along with the easing of gas prices will take some of the inflation fears out of investor thinking. Provided inflation remains in check, which we believe will be the case, shares of rapidly growing growth companies can continue to make solid advances.

In past shareholder communications, we have made the point that a primary driver to this long bull market in the U.S. has been the extraordinary increase in productivity. Those productivity advances continue. The interest rate increases that the Fed has instituted over the last two years have not prevented high quality growth companies from continuing to record very strong revenue and earnings growth, which has and will continue to translate into higher equity values. The shift of capital out of "old economy" into "new economy" ventures is in its infancy. We believe the environment for equities remains positive.

The UAM: PIC Twenty Portfolio represents a select list of Provident Investment Counsel's best large-cap growth stock ideas. The Fund has exposures to the most dynamic growth areas in finance, health technology, media, and infrastructure technology. We believe our stock picks from these strong secular themes can produce consistent, superior earnings growth, and therefore strong stock performance. We thank you for your support and invite your comments or questions.

Provident Investment Counsel

                                       2
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UAM FUNDS                                                 PIC TWENTY PORTFOLIO
                                                          OCTOBER 31, 2000
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All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

    There are no assurances that a portfolio will meet its stated objectives.

   A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                      Definition of the Comparative Index
                      -----------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.


                                       3
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UAM FUNDS                                         PIC TWENTY PORTFOLIO
                                                  OCTOBER 31, 2000  (Unaudited)
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PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.7%

                                                        Shares         Value
                                                     -----------    -----------
BIO/SPECIALTY PHARMACEUTICAL -- 16.2%
   Elan Corp* . . .  .  . . . . . . . . . . . . . .       25,110    $ 1,304,151
   Pfizer . . . . .  . . . . . . . . . . . . . . ..       46,250      1,997,422
   Pharmacia  . . . . . . . . . . . . . . . . . . .       24,000      1,320,000
                                                                    ------------
                                                                      4,621,573
                                                                    ------------
COMMUNICATIONS -- 11.5%
   CIENA*  . . . .  . . . . . . . . . . . . . . . .       12,800      1,345,600
   Juniper Network* . . . . . . . . . . . . . . . .        4,200        819,000
   Sycamore Networks* . . . . . . . . . . . . . . .       18,100      1,144,825
                                                                    ------------
                                                                      3,309,425
                                                                    ------------
COMMUNICATIONS EQUIPMENT -- 17.5%
   Corning  . . . . ..  . . . . . . . . . . . . . .       30,960      2,368,440
   Nokia ADR  . . . . . . . . . . . . . . . . . . .       36,160      1,545,840
   SDL* . . . . . . . . . . . . . . . . . . . . . .        4,190      1,086,258
                                                                    ------------
                                                                      5,000,538
                                                                    ------------
COMPUTERS & SERVICES -- 34.8%
   America Online*  . . . . . . . . . . . . . . . .       22,400      1,129,632
   Analog Devices . . . . . . . . . . . . . . . . .       20,000      1,300,000
   BEA Systems* . . . . . . . . . . . . . . . . . .       11,200        803,600
   Cisco Systems* . . . . . . . . . . . . . . . . .       31,940      1,720,767
   EMC* . . . . . . . . . . . . . . . . . . . . . .       26,120      2,326,312
   Sun Microsystems*  . . . . . . . . . . . . . . .       24,090      2,670,979
                                                                    ------------
                                                                      9,951,290
                                                                    ------------
FINANCIAL SERVICES -- 8.8%
   Morgan Stanley, Dean Witter & Company                  14,600      1,172,562
   Stilwell Financial.  . . . . . . . . . . . . . .       29,880      1,338,998
                                                                    ------------
                                                                      2,511,560
                                                                    ------------
SEMICONDUCTORS -- 4.5%
   Qlogic* . . . . . .  . . . . . . . . . . . . . .       13,300      1,286,775
                                                                    ------------
WHOLESALE -- 4.4%
   Safeway* . . . . . . . . . . . . . . . . . . . .       23,100      1,263,281
                                                                    ------------
   TOTAL COMMON STOCKS
     (Cost $ 26,436,561). . . . . . . . . . . . . .                  27,944,442
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

                                       4
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UAM FUNDS                                           PIC TWENTY PORTFOLIO
                                                    OCTOBER 31, 2000 (Unaudited)
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PORTFOLIO OF INVESTMENTS
                                                                   Value
                                                                ------------
TOTAL INVESTMENTS -- 97.7%
   (Cost $26,436,561) (a) ..............................        $ 27,944,442
                                                                ------------
OTHER ASSETS AND LIABILITIES, NET -- 2.3% ..............             657,311
                                                                ------------
TOTAL NET ASSETS -- 100.0% .............................        $ 28,601,753
                                                                ============

   *  Non-Income Producing Security
 ADR  American Depositary Receipt
 (a) The cost for federal income tax purposes was $26,436,561. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $1,507,881. This consisted of aggregate gross unrealized appreciation for all securities of $3,234,556 and aggregate gross unrealized depreciation for all securities of $1,726,675.

The accompanying notes are an integral part of the financial statements.

                                       5
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                   OCTOBER 31, 2000  (Unaudited)
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STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ...........................................    $26,436,561
                                                                    ===========
Investments, at Value -- Note A ................................    $27,944,442
Receivable for Investment Securities Sold.......................      1,690,641
Dividend and Interest Receivable ...............................          3,342
Other Assets....................................................          6,333
                                                                    -----------
   Total Assets.................................................     29,644,758
                                                                    -----------
Liabilities
Payable for Investment Securities Purchased.....................        833,877
Payable for Portfolio Shares Redeemed...........................         70,456
Payable to Custodian Bank.......................................         54,738
Payable for Investment Advisory Fees -- Note B..................          8,728
Payable for Administrative Fees -- Note C.......................          7,892
Payable for Custodian Fees -- Note D............................          2,743
Other Liabilities...............................................         64,571
                                                                    -----------
   Total Liabilities............................................      1,043,005
                                                                    -----------
Net Assets......................................................    $28,601,753
                                                                    ===========
Net Assets Consist Of:
Paid in Capital.................................................     30,324,366
Undistributed Net Investment Loss...............................       (134,823)
Accumulated Net Realized Loss...................................     (3,095,671)
Unrealized Appreciation.........................................      1,507,881
                                                                    -----------
Net Assets......................................................    $28,601,753
                                                                    ===========
Institutional Class Shares
Shares Issued and Outstanding (Unlimited
 authorization, no par value)...................................      3,255,960
Net Asset Value, Offering and Redemption Price Per Share........          $8.78
                                                                          =====

The accompanying notes are an integral part of the financial statements.

                                       6
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO
                                                   OCTOBER 31, 2000  (Unaudited)
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STATEMENT OF OPERATIONS

Investment Income
Dividends..................................................        $    26,919
Interest...................................................             40,446
                                                                   -----------
   Total Income............................................             67,365
                                                                   -----------
Expenses
Investment Advisory Fees -- Note B.........................            139,976
Administrative Fees -- Note C..............................             48,114
Shareholder Servicing Fees -- Note G.......................             45,371
Audit Fees.................................................             15,333
Filing and Registration Fees...............................             12,774
Printing Expenses..........................................             12,730
Custodian Fees -- Note D...................................              2,892
Legal Fees.................................................              1,765
Trustees' Fees -- Note F...................................              1,411
Other Expenses.............................................              3,274
Investment Advisory Fees Waived -- Note B..................            (81,145)
                                                                   -----------
   Net Expenses Before Expense Offset......................            202,495
Expense Offset -- Note A...................................               (307)
                                                                   -----------
   Net Expenses After Expense Offset.......................            202,188
                                                                   -----------
Net Investment Loss........................................           (134,823)
                                                                   -----------
Net Realized Loss on Investments...........................         (1,528,360)

Net Change in Unrealized Appreciation (Depreciation) on
 Investments...............................................         (1,089,928)
                                                                   -----------
Net Loss on Investments....................................         (2,618,288)
                                                                   -----------
Net Decrease in Net Assets Resulting from Operations.......        $(2,753,111)
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

                                       7
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO

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STATEMENT OF CHANGES IN NET ASSETS

                                                            Six Months
                                                               Ended         December 29,
                                                         October 31, 2000      1999* to
                                                            (Unaudited)     April 30, 2000
                                                         ----------------   --------------
Increase (Decrease) In Net Assets
Operations:
   Net Investment Loss ..............................        $  (134,823)     $   (55,530)
   Net Realized Loss ................................         (1,528,360)      (1,567,311)
   Net Change in Unrealized Appreciation
        (Depreciation) ..............................         (1,089,928)       2,597,809
                                                             -----------      -----------
   Net Increase (Decrease) in Net Assets Resulting
        from Operations .............................         (2,753,111)         974,968
                                                             -----------      -----------
Capital Share Transactions: (1)
   Issued ...........................................          1,871,936       33,358,216
   Redeemed .........................................         (1,826,231)      (3,024,025)
                                                             -----------      -----------
   Net Increase from Capital Share Transactions .....             45,705       30,334,191
                                                             -----------      -----------
     Total Increase (Decrease) in Net Assets ........         (2,707,406)      31,309,159
                                                             -----------      -----------
Net Assets:
   Beginning of Period ..............................         31,309,159               --
                                                             -----------      -----------
   End of Period ....................................        $28,601,753      $31,309,159
                                                             ===========      ===========
(1) Shares Issued and Redeemed:
   Shares Issued ....................................            194,446        3,561,033
   Shares Redeemed ..................................           (196,396)        (303,123)
                                                             -----------      -----------
   Net Increase (Decrease) in Shares Outstanding ....             (1,950)       3,257,910
                                                             ===========      ===========

 *Commencement of Operations

The accompanying notes are an integral part of the financial statements.

                                       8
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UAM FUNDS                                                   PIC TWENTY PORTFOLIO

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FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                 Six Months
                                                    Ended          December 29,
                                              October 31, 2000     1999*** to
                                                 (Unaudited)     April 30, 2000
                                              ----------------   --------------
Net Asset Value, Beginning of Period .........  $      9.61        $   10.00
                                                -----------        ---------
Income From Investment Operations
   Net Investment Loss .......................        (0.04)           (0.02)
   Net Realized and Unrealized Loss ..........        (0.79)           (0.37)++
                                                -----------        ---------
   Total from Investment Operations ..........        (0.83)           (0.39)
                                                -----------        ---------
Net Asset Value, End of Period ...............  $      8.78        $    9.61
                                                ===========        =========
Total Return+ ................................        (8.64)%**        (3.90)%**
                                                ===========        =========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ........  $    28,602        $  31,309
Ratio of Expenses to Average Net Assets ......         1.30%*           1.31%*
Ratio of Net Investment Loss to
  Average Net Assets .........................        (0.86)%*         (0.57)%*
Portfolio Turnover Rate ......................           71%              80%


  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by the Adviser during the period.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

                                       9
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 NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The PIC Twenty Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified, open-end management investment company. At October 31, 2000 the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to seek long-term growth of capital through investing in approximately 20-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has

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UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

   the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

        Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

        4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date.

        The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

        Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

        Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

        5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

   B. Investment Advisory Services: Under the terms of an investment advisory agreement, Provident Investment Counsel (the "Adviser "), a subsidiary of the United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.90% of average

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UAM FUNDS                                                   PIC TWENTY PORTFOLIO

--------------------------------------------------------------------------------

daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio from exceeding 1.30% of average daily net assets. Old Mutual, Plc. gained control of United Asset Management on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the six months ended October 31, 2000, the Administrator was paid $48,114, of which $22,309 was paid to SEI for their services, $5,354 to DST for their services, and $3,932 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor "), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

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UAM FUNDS                                                   PIC TWENTY PORTFOLIO

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     G. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM funds that are serviced by the financial representative.

     H. Purchases and Sales: For the six months ended October 31, 2000, the Portfolio made purchases of $21,627,642 and sales of $21,146,385 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     I. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end if each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 2000, the Portfolio had no borrowings under the agreement.

     J. Other: At October 31, 2000, 90% of total shares outstanding were held by 1 record shareholder.

     At April 30, 2000 the Portfolio has elected to defer $1,567,311 of post-October capital losses for Federal income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2001.

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UAM FUNDS                                                   PIC TWENTY PORTFOLIO

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Officers and Trustees

James F. Orr, III
Trustee, President and Chairman

John T. Bennett, Jr.
Trustee

Nancy J. Dunn
Trustee

Philip D. English
Trustee

William A. Humenuk
Trustee

James  P. Pappas
Vice President

William H. Park
Vice President

Gary L. French
Treasurer

Robert J. Della  Croce
Assistant Treasurer

Linda T. Gibson,  Esq.
Secretary

Martin  J. Wolin, Esq.
Assistant Secretary

Theresa DelVecchio
Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110




This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the PIC Twenty Portfolio.

    The Semi-Annual Report is hereby supplemented to reflect the following:

    On October 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr. ........................ 19,010,168      --  451,579
  02) Nancy J. Dunn................................ 19,032,354      --  429,393
  03) William A. Humenuk........................... 19,032,469      --  429,278
  04) Philip D. English............................ 19,032,469      --  429,278
  05) James F. Orr, III............................ 19,030,371      --  431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                           N/A      N/A     N/A

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments: ..............  3,002,473      --      --
  b) Borrowing: ...................................  3,002,473      --      --
  c) Issuing of Senior Securities: ................  3,002,473      --      --
  d) Underwriting: ................................  3,002,473      --      --
  e) Industry Concentration: ......................  3,002,473      --      --
  f) Investment in Real Estate: ...................  3,002,473      --      --
  g) Commodities: .................................  3,002,473      --      --
  h) Lending: .....................................  3,002,473      --      --
  i) Illiquid Securities: .........................  3,002,473      --      --
  j) Control or Management: .......................  3,002,473      --      --
  k) Unseasoned Issuers: ..........................  3,002,473      --      --
  l) Borrowing exceeding 5%: ......................  3,002,473      --      --
  m) Pledging: ....................................  3,002,473      --      --
  n) Margin Purchases and Short Sales: ............  3,002,473      --      --

                                                      For:    Against: Abstain:
                                                    --------- -------- --------
  o) Directors' Ownership of Shares: .............. 3,002,473      --       --
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs: ......... 3,002,473      --       --
  q) Futures and Options: ......................... 3,002,473      --       --

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                    3,027,894      --       --

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                    3,027,894      --       --

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                    3,027,894      --       --


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